Fair Value Measurements and Fair Value of Financial Instruments	9 Months Ended
Sep. 30, 2014
Fair Value Disclosures [Abstract]
Fair Value Measurements and Fair Value of Financial Instruments

3. Fair Value Measurements and Fair Value of Financial Instruments

The authoritative guidance on fair value measurements establishes a three-tier fair value hierarchy for disclosure of fair value measurements as follows:

Level 1: Quoted prices in active markets for identical assets or liabilities.

Level 2: Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3: Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Assets and liabilities measured at fair value are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires management to make judgments and consider factors specific to the asset or liability.

The Company’s financial instruments had consisted of Level 3 liabilities. In certain cases where there is limited activity or less transparency around inputs to valuation, securities are classified as Level 3 within the valuation hierarchy. Level 3 liabilities that are measured at estimated fair value on a recurring basis consist of common and preferred stock warrant liabilities, and change in control provision embedded derivative liability related to the Company’s convertible notes.

The estimated fair values of the outstanding common and preferred stock warrant liabilities are measured using the Black-Scholes valuation model. This method of valuation involves using such inputs as the estimated fair value of the underlying stock at the measurement date, the expected term, which is the remaining contractual term of the warrants, risk-free interest rates, expected dividends on stock and expected volatility of the price of the underlying stock (refer to Note 10). Due to the nature of these inputs, the valuation of the warrants is considered a Level 3 measurement. The convertible preferred stock and common stock warrant liabilities will increase or decrease each period based on the fluctuations of the fair value of the underlying security. A significant fluctuation in the common or convertible preferred stock fair value would result in a material change in the fair values of the convertible preferred stock and common stock warrant liabilities.

The estimated fair value of the change in control embedded derivative liability related to the Company’s convertible notes was determined using a probability-weighted expected return model. The probability of a change in control occurring was determined to be 5% during fiscal 2012 and 2013. The future cash flows were discounted to their net present value using a discount rate of 21% at each measurement date. The embedded derivative liability increases or decreases each period based on the amount of convertible notes outstanding at each measurement date. This liability ceased in November 2013 upon the conversion of the convertible notes into Series A convertible preferred stock (refer to Note 8).

During the periods presented, the Company has not changed the manner in which it values liabilities that are measured at estimated fair value using Level 3 inputs. There were no transfers within the hierarchy during the years ended December 31, 2012 and 2013 and the nine months ended September 30, 2014 and 2013.

As of September 30, 2014, the Company had no Level 3 assets or liabilities. As of December 31, 2012 and 2013, financial liabilities measured and recognized at fair value on a recurring basis and classified under the appropriate level of the fair value hierarchy as described above were as follows (in thousands):

	TOTAL CARRYING VALUE	QUOTED PRICES IN ACTIVE MARKETS (LEVEL 1)	SIGNIFICANT OTHER OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
December 31, 2012

Liabilities:
Preferred stock warrant liability	$36	$—	$—	$36
Common stock warrant liability	5	—	—	5
Embedded derivative liability	18	—	—	18

Total liabilities	$59	$—	$—	$59

December 31, 2013

Liabilities:
Preferred stock warrant liability	$91	$—	$—	$91
Common stock warrant liability	42	—	—	42

Total liabilities	$133	$—	$—	$133

The changes in the estimated fair value of the warrant liabilities are recorded in the consolidated statements of operations and comprehensive loss.

In connection with the completion of the Company’s IPO in August 2014, all of the outstanding warrants to purchase convertible preferred stock and common stock were exercised.

The following table provides a summary of changes in the estimated fair value of the Company’s warrants liabilities and embedded derivative liability measured at estimated fair value using significant Level 3 inputs (in thousands):

	CONVERTIBLE PREFERRED STOCK WARRANT LIABILITY	COMMON STOCK WARRANT LIABILITY	EMBEDDED DERIVATIVE LIABILITY(1)
Balance—January 1, 2012	$49	$—	$—
Obligation to issue a warrant	—	5	—
Embedded derivative on notes payable issuance	—	—	24
Change in fair value	(13)	—	(6)

Balance—December 31, 2012	36	5	18
De-recognition of embedded derivative upon convertible notes conversion	—	—	(18)
Change in fair value	55	37	—

Balance—December 31, 2013	91	42	—
Issuance of common stock warrant (unaudited)	—	(41)	—
Change in fair value (unaudited)	760	(1)	—
Exercises (unaudited)	(851)	—	—

Balance—September 30, 2014 (unaudited)	$—	$—	$—

(1)	In November 2013, the liability terminated upon the conversion of the notes into Series A convertible preferred stock.